UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2014

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-173048

Maryland	27-5466153
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

260 Franklin Street, Suite 1900, Boston, MA 02110	(617) 340-3814
(Address of principal executive offices)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Plymouth Industrial REIT, Inc. (the "Company") previously filed the following Current Reports on Form 8-K:

(1) On November 6, 2014, the Company filed a Current Report on Form 8-K to report the acquisition through subsidiaries of its operating partnership, Plymouth Industrial OP, LP (the "Operating Partnership"), of 13 industrial properties located in Illinois, Ohio and Tennessee completed on October 31, 2014. The properties consist of an aggregate of approximately 2.63 million rentable square feet and were acquired for an aggregate purchase price of approximately $95.6 million. The properties included the following:

Garrity Malkin Portfolio

This portfolio consists of four industrial properties located in Columbus, Ohio and Memphis, Tennessee.  The properties consist of six industrial buildings with approximately 633,700 rentable square feet and are approximately 97% leased under triple net leases.

Venture One Portfolio

This portfolio consists of six industrial properties located in the Chicago, Illinois metropolitan area.  The properties consist of six industrial buildings with approximately 486,200 rentable square feet and are 100% leased under triple net and modified gross leases.

Pier-One Property

This industrial property is located in Columbus, Ohio, has approximately 527,100 rentable square feet and is 100% leased under triple net leases.

Creekside Property

This industrial property is located in Columbus, Ohio, has approximately 340,000 rentable square feet and is 100% leased under triple net leases.

Perseus Property

This industrial property is located in Jackson, Tennessee, has approximately 638,400 rentable square feet and is 100% leased under triple net leases.

(2) On December 1, 2014, the Company filed a Current Report on Form 8-K to report the acquisition through subsidiaries of the Operating Partnership of six industrial properties located in Georgia, Kentucky, Maine and Ohio completed on November 24, 2014.  The properties consist of an aggregate of approximately 1,226,996 rentable square feet and were acquired for an aggregate purchase price of approximately $49.7 million. The properties included the following:

TCG/TridentPortfolio

This portfolio consists of three industrial properties located in the Cincinnati, Ohio metropolitan area and Florence, Kentucky.  The properties consist of three industrial buildings with an aggregate of approximately 576,801 rentable square feet and are 100% leased under triple net leases.

Dart Road Property

This industrial property is located in Newnan, Georgia, has approximately 194,000 rentable square feet and is 100% leased under triple net leases.

Milliken Street Property

This industrial property is located in Portland, Maine, has approximately 200,625 rentable square feet and is 100% leased under triple net leases.

1755 Enterprise Property

This industrial property is located in Twinsburg, Ohio, has approximately 255,570 rentable square feet and is 100% leased under triple net leases.

(3) On December 8, 2014, the Company filed a Current Report on Form 8-K to report the acquisition through a subsidiary of the Operating Partnership of a light industrial property located in Marlton, New Jersey on December 2, 2014.  The property consists of approximately 156,642 rentable square feet and was acquired for a purchase price of $9,700,000.

This Amended Current Report on Form 8-K/A is being filed to amend the Current Reports on Form 8-K filed on November 6, 2014, December 1, 2014 and December 8, 2014 (collectively, the "Original Forms 8-K") to provide the financial statements as required by Items 9.01 (a) and 9.01 (b) of Form 8-K. No other changes have been made to the Original Forms 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Properties Acquired.

The unaudited and audited statements of revenues and certain expenses and notes thereto for the above referenced properties for the nine months ended September 30, 2014 and December 31, 2013, respectively, are filed in Exhibits 99.1 through Exhibits 99.12 hereto. For certain properties that are triple net, single tenant leases with publically traded companies, the appropriate reference is provided to access the public financial information.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed balance sheet as of September 30, 2014 and the unaudited pro forma combined condensed statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 of the Company and for the above referenced properties are filed as Exhibit 99.13 hereto.

(c)	Exhibits.

Exh. No.	Document
99.1	Combined Statements of Revenues and Certain Expenses of Garrity Malkin Industrial Partners I Portfolio for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.2	Statements of Revenues and Certain Expenses of GMIP Green Meadows Property for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.3	Columbus, OH—Alliance Data Systems
99.4	Combined Statements of Revenues and Certain Expenses of Venture One Portfolio for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.5	Columbus, OH - Pier One Property
99.6	Columbus, OH—Creekside—Liquidity Services
99.7	Statements of Revenues and Certain Expenses of Perseus Portfolio for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.8	Combined Statements of Revenues and Certain Expenses of TCG/Trident Portfolio for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.9	Statements of Revenues and Certain Expenses of 32 Dart Road for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.10	Statements of Revenues and Certain Expenses of 56 Milliken Street for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.11	Statements of Revenues and Certain Expenses of 1755 Enterprise Parkway for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.12	Statements of Revenues and Certain Expenses of 4 East Stow Road, Marlton NJ for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.13	Unaudited pro forma condensed consolidated financial statements of the Company for the year ended December 31, 2013 and for the nine months ended September 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2015

PLYMOUTH INDUSTRIAL REIT, INC.

By:      /s/ Jeffrey E. Witherell

Jeffrey E. Witherell

Chief Executive Officer

Exh. No.	Document
99.1	Combined Statements of Revenues and Certain Expenses of Garrity Malkin Industrial Partners I Portfolio for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.2	Statements of Revenues and Certain Expenses of GMIP Green Meadows Property for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.3	Columbus, OH—Alliance Data Systems
99.4	Combined Statements of Revenues and Certain Expenses of Venture One Portfolio for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.5	Columbus, OH - Pier One Property
99.6	Columbus, OH—Creekside—Liquidity Services
99.7	Statements of Revenues and Certain Expenses of Perseus Portfolio for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.8	Combined Statements of Revenues and Certain Expenses of TCG/Trident Portfolio for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.9	Statements of Revenues and Certain Expenses of 32 Dart Road for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.10	Statements of Revenues and Certain Expenses of 56 Milliken Street for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.11	Statements of Revenues and Certain Expenses of 1755 Enterprise Parkway for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.12	Statements of Revenues and Certain Expenses of 4 East Stow Road, Marlton NJ for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) and notes thereto.
99.13	Unaudited pro forma condensed consolidated financial statements of the Company for the year ended December 31, 2013 and for the nine months ended September 30, 2014.

Exhibit 99.1 - Garrity Malkin Industrial Partners I Portfolio

Independent Auditors’ Report

Combined Statements of Revenues and Certain Expenses

Notes to Combined Statements of Revenues and Certain Expenses

Exhibit 99.2 – GMIP Green Meadows Property

Independent Auditors’ Report

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Exhibit 99.3 – Columbus, OH—Alliance Data Systems

        The Columbus, OH property at 7001 Americana Parkway is leased to a single tenant on a long term basis under a triple net lease. As a result, we believe that the financial information about the tenant is more relevant to investors than the financial statements of the property acquired. Alliance Data Systems (NYSE: ADS), the sole tenant of the property is a public company that is subject to the reporting requirements of the Exchange Act and files its financial statements in reports filed with the SEC. If you would like to review detailed financial information regarding Alliance Data Systems please refer to the financial statements of Alliance Data Systems, which are publicly available on the SEC's website at www.sec.gov.

Exhibit 99.4 – Venture One Portfolio

Independent Auditors’ Report

Combined Statements of Revenues and Certain Expenses

Notes to Combined Statements of Revenues and Certain Expenses

Exhibit 99.5 – Columbus, OH – Pier One

The Columbus, OH property is leased to a single tenant on a long-term basis under a triple-net lease. As a result, we believe that financial information about the tenant is more relevant to investors than financial statements of the property acquired. Pier One (NYSE: PIR), the sole tenant of the Columbus, OH property, is a public company that is subject to the reporting requirements of the Exchange Act and files its financial statements in reports filed with the SEC. If you would like to review detailed financial information regarding Pier One please refer to the financial statements of Pier One, which are publicly available on the SEC's website at www.sec.gov.

Exhibit 99.6 - Columbus, Ohio—Creekside—Liquidity Services

The Columbus, OH property is leased to a single tenant on a long-term basis under a triple-net lease. As a result, we believe that financial information about the tenant is more relevant to investors than financial statements of the property acquired. Liquidity Services (NASDAQ: LQDT), the sole tenant of the Columbus, OH property, is a public company that is subject to the reporting requirements of the Exchange Act and files its financial statements in reports filed with the SEC. If you would like to review detailed financial information regarding Liquidity Services please refer to the financial statements of Liquidity Services, which are publicly available on the SEC's website at www.sec.gov.

Exhibit 99.7 – Perseus Portfolio

Independent Auditors’ Report

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Exhibit 99.8– TCG/Trident Portfolio

Independent Auditors’ Report

Combined Statements of Revenues and Certain Expenses

Notes to Combined Statements of Revenues and Certain Expenses

Exhibit 99.9 – 32 Dart Road

Independent Auditors’ Report

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Exhibit 99.10 – 56 Milliken Street

Independent Auditors’ Report

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Exhibit 99.11 – 1755 Enterprise Parkway

Independent Auditors’ Report

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Exhibit 99.12 – 4 East Stow Road Marlton, NJ

Independent Auditors’ Report

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Exhibit 99.13 – Plymouth Industrial REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro forma Condensed Consolidated Balance Sheet as of September 30, 2014

Pro forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements